Exhibit 99.1

TRC COMPANIES, INC.
2007 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT

TRC Companies, Inc. (the “Company”) has adopted the 2007 Equity Incentive Plan (the “Plan”), and has granted to the participant (the “Optionee”), the Stock Option (the “Option”), as set forth in the Notice of Grant of Stock Options (the “Grant Notice”) attached hereto. This Option is subject to the terms and conditions of this Option Agreement and the Plan. Capitalized terms used herein and not defined have the same meanings as set forth in the Plan.

IT IS AGREED as follows:

1.             Grant of Option.  The Company hereby grants to the Optionee on the date of the Grant Notice the right and option to purchase (subject to the terms and conditions of the Plan) the number of shares specified in the Grant Notice of its shares of Common Stock, at an option price per share equal to the exercise price per share specified in the Grant Notice.

2.             Option Period.  The option granted hereby shall expire on the          anniversary of the Option Grant, as specified in the Grant Notice, subject to earlier termination as provided in the Plan or this Option Agreement.

3.             Exercise of Option.

A.            The Optionee may exercise the Option hereby granted to the extent vested, from and after the dates set forth in the Grant Notice. Upon a corporate change-in-control (as defined in the Plan), this option shall vest in its entirety.

B.            The Optionee may exercise all or a portion of the Option (to the extent then exercisable) by delivering to the Company a written notice, in the form attached hereto as Exhibit A, duly signed by the Optionee stating the number of shares that the Optionee has elected to purchase and accompanied by payment of an amount equal to the full purchase price for the shares to be purchased as well as the applicable tax withholding. After receipt by the Company of such notice and payment, the Company shall issue the shares. No shares shall be issued until full payment therefor has been made, and the Optionee shall have none of the rights of a shareholder in respect of such shares until they are issued.

4.             Termination.

(a)           If the Optionee ceases (for any reason other than death, total and permanent disability, or termination of employment “for cause”) to be an Employee, or Director of the Company or of an Affiliate, he or she may exercise the Option only as to those shares immediately vested at the date of termination and, subject to Section 2 hereof, only for a period of six months after the termination.

(b)           If the Optionee’s employment or service with the Company or an Affiliate is terminated “for cause”, he or she shall forthwith immediately upon notice of such termination cease to have any right to exercise the Option, and the Option shall terminate and the shares covered by the Option shall revert to the Plan.

(c)           If the Optionee ceases to be an Employee or Director of the Company or of an Affiliate by reason of death or total and permanent disability, as determined by the Committee, the Option held by him or her on the date of death or disability shall be fully exercisable as of the date of such cessation. A disabled Optionee or in the case of death, the Optionee’s legal representatives or one who acquires the option by will or by the laws of descent and distribution, may exercise such Option only within a period of one (1) year after the date of such cessation, or, if earlier, within the originally prescribed term of the Option.

(d)           In the case of an Optionee’s retirement (after the age of 55 with ten or more years of service with the Company), immediately upon the such retirement, the unvested portion of such Optionee’s Option, including those held by a permitted transferee of such individual, shall automatically accelerate and become fully vested for fifty percent (50%) of the number of shares covered by such unvested Options and for an additional ten percent (10%) of the number of shares covered by such unvested Options for every full year of employment by the Company or any of its Affiliates beyond ten (10) years, up to the remaining amount of the unvested Option. Upon retirement, the retired Optionee (or permitted transferee of such individual) may exercise any then outstanding Options to the extent vested only within a period of one (1) year after the date of retirement or within such different period as may be determined by the Committee or, if earlier, within the originally prescribed term of the Option.

5.             Limited Transferability of Option.  Unless otherwise determined by the Committee, this Option shall only be transferable by the Optionee by will or by the laws of decent and distributions.

6.             Tax Status.  The option hereby granted is a non-qualified stock option i.e., one not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

7.             Incorporation of Plan.  The Option granted hereby is subject to, and governed by, all the terms and conditions of the Plan, which are hereby incorporated by reference. The Grant Notice and this Option Agreement, including the Plan incorporated by reference herein, represents the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings. In the case of any conflict between the terms of this agreement and the Plan, the provisions of the Plan shall control.

8.             Purchase for Investment.  As a condition to the exercise in whole or in part of the Option hereby granted, each written notice of election shall include a representation by the Optionee that the shares are being purchased for investment and not for distribution or resale.

9.             Limitation.  The granting of this Option shall not give the Optionee any rights to similar grants in future years or any right to be retained in the employ or service of the Company or its Affiliates or interfere in any way with the right of the Company or any Affiliate to terminate Optionee’s employment or service or the right of Optionee to terminate his or her employment or service.

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10.           Notices.  Any notice to be given by the Optionee hereunder shall be sent to the Company at its principal executive offices, and any notice from the Company to the Optionee shall be sent to the Optionee at Optionee’s address set forth in the Grant Notice; all such notices shall be in writing and shall be delivered in person or by registered or certified mail, recognized overnight courier, hand delivery, facsimile, or email. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

11.           Governing Law.  The parties hereto hereby acknowledge and agree that the option granted hereby is granted in the State of Connecticut and any shares issued upon exercise of the option will be issued in the State of Connecticut. This Agreement, as well as the grant of such option and issuance of such shares, is and shall be governed by and construed in accordance with the laws of the State of Connecticut applicable to the agreements made and to be performed entirely within such State.

IN WITNESS WHEREOF, the undersigned officer of the Company executes this Stock Option Agreement on behalf of the Company as of the date indicated.

TRC COMPANIES, INC.

By:

Date:

(Seal)

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EXHIBIT A

INTEROFFICE MEMORANDUM

TO:

FROM:
(Name and Subsidiary Company)

DATE:

SUBJECT:	NOTIFICATION OF OPTION TO PURCHASE COMMON STOCK

I wish to exercise my option to purchase Common Stock of TRC Companies, Inc. as follows:

Option Agreement No.                                     , which is attached hereto

Date of Grant

Number of Shares
to be Exercised

Option Price

I have enclosed the following payments for the purchase of Common Stock and appropriate federal income taxes as follows:

a) Check made payable to TRC Companies, Inc. for $
(No. of Shares x Option Price)

b) Check made payable to appropriate subsidiary employer for estimated federal income taxes, determined as follows:

	x		=	$	(A)
Last reported price of Common Stock New York Stock Exchange (NYSE) on previous day		Number of Shares

Less — Exercise Price (number of shares x option price)				$	(B)

Unrealized profit [(A)-(B)]				$	(C)

Federal and state income taxes and other applicable taxes @ 40% of unrealized profit [(C) x .40] (43% for California employees)				$

I understand that the unrealized profit will be included as income on my annual W-2 Form, and that the federal income taxes deposited herewith will be credited to my federal tax withholding account and reported on my annual W-2 Form.  I also understand, as appropriate, that I may be responsible for state income taxes and other payroll taxes.

NOTIFICATION OF OPTION TO PURCHASE COMMON STOCK

Issuance of Certificate

Name
(Full Name)

Social Security Number:

Home/Broker’s Address:

Denomination of Certificate:

                     Certificate(s) for                        shares each.

I understand that my Certificate(s) will be mailed to my home or my broker’s address, as indicated above, directly by the transfer agent, American Stock Transfer and Trust Company, approximately ten (10) business days following the date of exercise.

Signature	Date of Exercise

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